Exhibit 99.1
MGM GROWTH PROPERTIES REPORTS SECOND QUARTER FINANCIAL RESULTS
Las Vegas, Nevada, August 6, 2019 – MGM Growth Properties LLC (“MGP” or the “Company”) (NYSE: MGP) today reported financial results for the quarter ended June 30, 2019. Net income attributable to MGP’s Class A shareholders for the quarter was $21.9 million, or $0.24 per diluted share.
Other financial highlights for the second quarter of 2019 included:

•	Rental revenue of $219.8 million;

•	Consolidated net income of $67.8 million, or $0.23 per diluted Operating Partnership unit;

•	Funds From Operations(1) (“FFO”) of $147.6 million, or $0.51 per diluted Operating Partnership unit;

•	Adjusted Funds From Operations(2) (“AFFO”) of $172.8 million, or $0.59 per diluted Operating Partnership unit;

•	Adjusted EBITDA(3) of $233.3 million; and

•	General and administrative expenses were $3.7 million.
On April 1, 2019, the Company completed the sale of the operations of Northfield Park (the “Northfield OpCo”) to MGM Resorts International (“MGM”) for contractual consideration of $275 million, plus working capital and other customary adjustments, which resulted in approximately 9.4 million Operating Partnership units ultimately being redeemed by the Operating Partnership. The Company retained the associated real estate assets, added the real estate to the master lease and increased the annual rent to $60 million. Subsequently, MGM rebranded Northfield OpCo to MGM Northfield Park. The Company’s results for Northfield OpCo for the six months ended June 30, 2019 are reflected in discontinued operations on the consolidated statement of operations and the related assets and liabilities have been classified as assets held for sale and liabilities related to assets held for sale as of December 31, 2018 on the consolidated balance sheet.

“MGP continued to execute on its strategy in the second quarter,” said James Stewart, CEO of MGM Growth Properties. “In the beginning of the quarter, we transferred the operations of Northfield Park to MGM Resorts and simultaneously added the property to the Master Lease. This transaction along with our third base rent escalator brought our current annualized rental revenue to $946 million, a 72% increase since our IPO. We are looking forward to the remainder of 2019 and continuing to successfully execute our business plan of accretively adding premier market leading properties to our world class portfolio and generating long-term shareholder value with a disciplined approach.”

The following table provides a reconciliation of MGP’s net income to FFO, AFFO and Adjusted EBITDA for the three months ended June 30, 2019 (in thousands, except unit and per unit amounts):

Three Months Ended June 30, 2019
Reconciliation of Non-GAAP Financial Measures
Net income	$67,769
Real estate depreciation	79,543
Property transactions, net	310
Funds From Operations	147,622
Amortization of financing costs and cash flow hedges	3,366
Non-cash compensation expense	524
Straight-line rent	11,664
Amortization of lease incentive asset and deferred revenue on non-normal tenant improvements	4,753
Acquisition-related expenses	267
Non-cash ground lease rent, net	259
Other expenses	363
Provision for income taxes	4,021
Adjusted Funds From Operations	172,839
Interest income	(102)
Interest expense	63,977
Amortization of financing costs and cash flow hedges	(3,366)
Adjusted EBITDA	$233,348

Weighted average Operating Partnership units outstanding
Basic	290,714,102
Diluted	290,910,941

Net income per Operating Partnership unit outstanding
Basic	$0.23
Diluted	$0.23

FFO per Operating Partnership unit
Diluted	$0.51

AFFO per Operating Partnership unit
Diluted	$0.59
The Company had $53.6 million of cash and cash equivalents as of June 30, 2019. Cash received from rent payments under the Master Lease for the three months ended June 30, 2019 was $236.5 million.

On July 15, 2019, the Operating Partnership made a cash distribution of $136.7 million relating to the second quarter dividend, $93.4 million of which was paid to subsidiaries of MGM Resorts and $43.3 million of which was paid to MGP. Simultaneously, MGP paid a cash dividend of $0.4675 per Class A share to MGP Class A shareholders.

In June 2019, the Operating Partnership entered into interest rate swap agreements that mature in December 2024 with an aggregate notional amount of $900 million. The weighted average fixed rate paid under the swap agreements is 1.801%, and the variable rate received resets monthly to the one-month LIBOR, with no minimum floor. The swaps will become effective on November 30, 2021.

“In the second quarter of 2019, MGP increased its dividend for the 8th time to an annualized dividend rate of $1.87 per share,” said Andy Chien, CFO of MGM Growth Properties. “Additionally, MGP received its third 2.0% base rent escalator adding approximately $16 million to annual cash rent. Our strong balance sheet provides ample flexibility for future accretive acquisitions and has allowed us to grow our dividend by approximately 31% since our IPO three years ago.”
The Company’s long-term debt at June 30, 2019 was as follows (in thousands):

June 30, 2019
Senior Secured Credit Facility:
Term Loan A Facility	$470,000
Term Loan B Facility	1,789,875
Revolving Credit Facility	—
5.625% Senior Notes due 2024	1,050,000
4.50% Senior Notes due 2026	500,000
5.75% Senior Notes, due 2027	750,000
4.50% Senior Notes due 2028	350,000
Total principal amount of long-term debt	4,909,875
Less: unamortized debt issuance costs	(57,351)
Total long-term debt, net of unamortized debt issuance costs	$4,852,524
Conference Call Details
MGP will host a conference call at 12:30 p.m. Eastern Time today which will include a brief discussion of these results followed by a question and answer period. The call will be accessible via the Internet through http://www.mgmgrowthproperties.com/events-and-presentations or by calling 1-888-317-6003 for domestic callers and 1-412-317-6061 for international callers. The conference call access code is 8148291. A replay of the call will be available through August 13, 2019. The replay may be accessed by dialing 1-877-344-7529 or 1-412-317-0088. The replay access code is 10133305. The call will be archived at www.mgmgrowthproperties.com.

1
Funds From Operations (“FFO”) is net income (computed in accordance with U.S. GAAP), excluding gains and losses from sales or disposals of property (presented as property transactions, net), plus real estate depreciation, as defined by the National Association of Real Estate Investment Trusts.

2
Adjusted Funds From Operations (“AFFO”) is FFO as adjusted for amortization of financing costs and cash flow hedges; non-cash compensation expense; straight-line rent (which is defined as the difference between contractual rent and cash rent payments, excluding lease incentive asset amortization); amortization of lease incentive asset and deferred revenue relating to non-normal tenant improvements; acquisition-related expenses; non-cash ground lease rent, net; other expenses and provision for income taxes.

3
Adjusted EBITDA is net income (computed in accordance with U.S. GAAP) as adjusted for gains and losses from sales or disposals of property (presented as property transactions, net); real estate depreciation; amortization of financing costs and cash flow hedges; non-cash compensation expense; straight-line rent; amortization of lease incentive asset and deferred revenue relating to non-normal tenant improvements; acquisition-related expenses; non-cash ground lease rent, net; other expenses; interest income; interest expense (including amortization of financing costs and cash flow hedges), and provision for income taxes.

FFO, FFO per unit, AFFO, AFFO per unit and Adjusted EBITDA are supplemental performance measures that have not been prepared in conformity with accounting principles generally accepted in the United States (“U.S. GAAP”) that management believes are useful to investors in comparing operating and financial results between periods. Management believes that this is especially true since these measures exclude real estate depreciation and amortization expense and management believes that real estate values fluctuate based on market conditions rather than depreciating in value ratably on a straight-line basis over time. The Company believes such a presentation also provides investors with a meaningful measure of the Company’s operating results in comparison to the operating results of other REITs. Adjusted EBITDA is useful to investors to further supplement AFFO and FFO and to provide investors a performance metric which excludes interest expense. In addition to non-cash items, the Company adjusts

AFFO and Adjusted EBITDA for acquisition-related expenses. While we do not label these expenses as non-recurring, infrequent or unusual, management believes that it is helpful to adjust for these expenses when they do occur to allow for comparability of results between periods because each acquisition is (and will be) of varying size and complexity and may involve different types of expenses depending on the type of property being acquired and from whom.

FFO, FFO per unit, AFFO, AFFO per unit and Adjusted EBITDA do not represent cash flow from operations as defined by U.S. GAAP, should not be considered as an alternative to net income as defined by U.S. GAAP and are not indicative of cash available to fund all cash flow needs. Investors are also cautioned that FFO, FFO per unit, AFFO, AFFO per unit and Adjusted EBITDA as presented, may not be comparable to similarly titled measures reported by other REITs due to the fact that not all real estate companies use the same definitions.

Reconciliations of net income to FFO, AFFO and Adjusted EBITDA are included in this release.
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About MGM Growth Properties
MGM Growth Properties LLC (NYSE:MGP) is one of the leading publicly traded real estate investment trusts engaged in the acquisition, ownership and leasing of large-scale destination entertainment and leisure resorts, whose diverse amenities include casino gaming, hotel, convention, dining, entertainment and retail offerings. MGP currently owns a portfolio of properties, consisting of 11 premier destination resorts in Las Vegas and elsewhere across the United States, MGM Northfield Park in Northfield, OH, Empire Resort Casino in Yonkers, NY, as well as a retail and entertainment district, The Park in Las Vegas. As of December 31, 2018, our destination resorts, the Park, and MGM Northfield Park collectively comprise approximately 27,400 hotel rooms, 2.7 million convention square footage, 150 retail outlets, 300 food and beverage outlets and 20 entertainment venues. As a growth-oriented public real estate entity, MGP expects its relationship with MGM Resorts and other entertainment providers to attractively position MGP for the acquisition of additional properties across the entertainment, hospitality and leisure industries. For more information about MGP, visit the Company’s website at http://www.mgmgrowthproperties.com.
This release includes “forward-looking” statements and “safe harbor statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and/or uncertainties, including those described in MGP’s public filings with the Securities and Exchange Commission. MGP has based forward-looking statements on management’s current expectations and assumptions and not on historical facts. Examples of these statements include, but are not limited to, MGP’s expectations regarding its ability to continue to grow its dividend, successfully execute on its business strategy and successfully add accretive market leading properties to its portfolio. These forward-looking statements involve a number of risks and uncertainties and the important factors that could cause actual results to differ materially from those indicated in such forward-looking statements include risks related to MGP’s ability to receive, or delays in obtaining, any regulatory approvals required to own its properties, or other delays or impediments to completing MGP’s planned acquisitions or projects, including any acquisitions of properties from MGM; the ultimate timing and outcome of any planned acquisitions or projects; MGP’s ability to maintain its status as a REIT; the availability of and the ability to identify suitable and attractive acquisition and development opportunities and the ability to acquire and lease those properties on favorable terms; MGP’s ability to access capital through debt and equity markets in amounts and at rates and costs acceptable to MGP; changes in the U.S. tax law and other state, federal or local laws, whether or not specific to REITs or to the gaming or lodging industries; and other factors described in MGP’s period reports filed with the Securities and Exchange Commission. In providing forward-looking statements, MGP is not undertaking any duty or obligation to update these statements publicly as a result of new information, future events or otherwise, except as required by law. If MGP updates one or more forward-looking statements, no inference should be drawn that it will make additional updates with respect to those other forward-looking statements.

MGP CONTACTS:
Investment Community	News Media
ANDY CHIEN	(702) 669-1480 or media@mgpreit.com
Chief Financial Officer
MGM Growth Properties
(702) 669-1470

MGM GROWTH PROPERTIES LLC
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Revenues
Rental revenue	$219,846	$186,563	$416,728	$373,126
Tenant reimbursements and other	5,913	33,827	12,454	63,103
Total revenues	225,759	220,390	429,182	436,229

Expenses
Depreciation	79,543	67,474	151,105	136,465
Property transactions, net	310	14,426	1,423	18,512
Ground lease and other reimbursable expenses	5,920	32,907	11,840	61,267
Amortization of above market lease, net	—	172	—	343
Acquisition-related expenses	267	2,131	8,799	2,672
General and administrative	3,691	2,755	7,829	6,663
	89,731	119,865	180,996	225,922
	136,028	100,525	248,186	210,307
Other income (expense)
Interest income	102	1,278	1,948	2,310
Interest expense	(63,977)	(49,276)	(127,925)	(98,506)
Other	(363)	(3,205)	(500)	(5,389)
	(64,238)	(51,203)	(126,477)	(101,585)
Income from continuing operations before income taxes	71,790	49,322	121,709	108,722
Provision for income taxes	(4,021)	(1,263)	(3,792)	(2,494)
Income from continuing operations, net of tax	67,769	48,059	117,917	106,228
Income from discontinued operations, net of tax	—	—	16,216	—
Net income	67,769	48,059	134,133	106,228
Less: Net income attributable to noncontrolling interest	(45,911)	(34,913)	(92,320)	(77,252)
Net income attributable to Class A shareholders	$21,858	$13,146	$41,813	$28,976

Weighted average Class A shares outstanding:
Basic	91,011,559	70,993,091	87,544,627	70,982,243
Diluted	91,208,398	71,184,996	87,772,714	71,158,585

Net income per share attributable to Class A shareholders (basic):
Income from continuing operations	$0.24	$0.19	$0.42	$0.41
Income from discontinued operations	—	—	0.06	—
Net income per Class A share	$0.24	$0.19	$0.48	$0.41

Net income per share attributable to Class A shareholders (diluted):
Income from continuing operations	$0.24	$0.18	$0.42	$0.41
Income from discontinued operations	—	—	0.06	—
Net income per Class A share	$0.24	$0.18	$0.48	$0.41

MGM GROWTH PROPERTIES LLC
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except share amounts)
(Unaudited)

	June 30, 2019	December 31, 2018
ASSETS
Real estate investments, net	$10,975,999	$10,506,129
Lease incentive asset	537,191	—
Cash and cash equivalents	53,566	3,995
Tenant and other receivables, net	106	7,668
Prepaid expenses and other assets	23,753	34,813
Above market lease, asset	42,227	43,014
Operating lease right-of-use assets	279,966	—
Assets held for sale	—	355,688
Total assets	$11,912,808	$10,951,307
LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities
Debt, net	$4,852,524	$4,666,949
Due to MGM Resorts International and affiliates	74	227
Accounts payable, accrued expenses and other liabilities	42,345	20,796
Above market lease, liability	—	46,181
Accrued interest	44,275	26,096
Dividend and distribution payable	136,671	119,055
Deferred revenue	84,146	163,926
Deferred income taxes, net	29,721	33,634
Operating lease liabilities	336,520	—
Liabilities related to assets held for sale	—	28,937
Total liabilities	5,526,276	5,105,801
Commitments and contingencies
Shareholders’ equity
Class A shares: no par value, 1,000,000,000 shares authorized, 92,638,886 and 70,911,166 shares issued and outstanding as of June 30, 2019 and December 31, 2018, respectively	—	—
Additional paid-in capital	2,237,385	1,712,671
Accumulated deficit	(194,469)	(150,908)
Accumulated other comprehensive income	(9,696)	4,208
Total Class A shareholders’ equity	2,033,220	1,565,971
Noncontrolling interest	4,353,312	4,279,535
Total shareholders’ equity	6,386,532	5,845,506
Total liabilities and shareholders’ equity	$11,912,808	$10,951,307